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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     -------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 16, 2005

                              CARDINAL HEALTH, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                      OHIO
                 (State or Other Jurisdiction of Incorporation)

             1-11373                                31-0958666
     (Commission File Number)          (IRS Employer Identification Number)

                     7000 CARDINAL PLACE, DUBLIN, OHIO 43017
          (Address of Principal Executive Offices, Including Zip Code)

                                 (614) 757-5000
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS

(b)

         An executive officer of Cardinal Health, Inc. (the "Company") has been informed that Dave Bing, a director of the Company, intends to resign from the Company's Board of Directors at the time of the Company's 2005 Annual Meeting of Shareholders. Mr. Bing will continue to serve as a director until his resignation. Mr. Bing has indicated that his reasons for deciding to resign are personal and unrelated to his service as a director of the Company or to any matter involving the Company or its operations. Mr. Bing has also indicated that he has no disagreement with the Company, its Board of Directors or its management.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Cardinal Health, Inc.
                                   (Registrant)

Date:  March 22, 2005              By:  /s/ Paul S. Williams
                                       ---------------------
                                       Name:  Paul S. Williams
                                       Title: Executive Vice President, Chief
                                              Legal Officer and Secretary




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